December 14, 2011

STRATEGIC FUNDS, INC.

- DREYFUS SELECT MANAGERS LARGE CAP GROWTH FUND

Supplement to Statement of Additional Information

dated September 1, 2011, as revised or amended October 1, 2011

            The assets of Dreyfus Select Managers Large Cap Growth Fund (the “Fund”) were liquidated and the proceeds therefrom were distributed to Fund shareholders as of the close of business on December 13, 2011.  The Fund has been terminated as a series of Strategic Funds, Inc. and, accordingly, shares of the Fund are no longer offered.

GRP3-S-1212